Chemung Financial Corporation

Annual Shareholders Meeting

Thursday, May 12, 2016

Board of Directors


Ronald M. Bentley


David J. Dalrymple


Larry H. Becker

Board of Directors



Bruce W. Boyea



Robert H. Dalrymple



Clover M. Drinkwater

Board of Directors



William D. Eggers



Stephen M. Lounsberry III



John F. Potter



Eugene M. Sneeringer Jr.

Board of Directors



Richard W. Swan



G. Thomas Tranter Jr.



Kevin B. Tully



Thomas R. Tyrrell

Executive Management



Ron Bentley, CEO

Executive Management



Anders Tomson, President & COO

Executive Management



Pam Burns
Senior Vice President,
Human Resources



Mike Crimmins
Senior Vice President,
Support Services



Lou DiFabio
Executive Vice President
Business Client Services

Executive Management



Karl Krebs
Executive Vice President,
Chief Financial Officer



Karen Makowski
Executive Vice President,
Chief Administrative & Risk Officer



Brendan McCormick
Senior Vice President,
Chief Auditor

Executive Management



Kathy McKillip
Assistant Treasurer,
Corporate Secretary



Mike Wayne
Senior Vice President,
Director of Marketing



Tom Wirth
Executive Vice President,
Wealth Management Group

Chemung Financial Corporation

Annual Shareholders Meeting

Thursday, May 12, 2016

The Last Decade

2006-2016


Historical Yield Curves
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1 month
3 month
6 month
1 year
2 year
3 year
5 year
7 year
10 year
20 year
30 year
2015
2010


Historical Net Interest Margin
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2011
2012
2013
2014
2015
All Banks
CCTC



FDIC Insured Commercial Banks
U.S. Commercial Banks
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
New York State Commercial Banks
200
190
180
170
160
150
140
130
120
110
100
1985
1995
2005
2014
US
NY



Chemung Financial Corporation - Total Return (%)


CHMG (+32.87%)
SNL Mid-Atlantic U.S. Bank (-19.86%)
SNL U.S. Bank and Thrift (-20.64%)
SNL New England U.S. Bank (+27.18%)
SNL U.S. Bank $1B-$5B (-3.00%)
Total Return (%)
80
60
40
20
0
-20
-40
-60
-80
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

2015 Financial Results

NET INCOME: **$9.4 million**

EPS: **$2.00**

Tangible Book Value

3.6%

$23.53

Dividends Declared

$4.8 million

$1.04 per share

Return on Average Assets

0.60%

Return on Average Equity

6.84%

Loan Balances

Commercial	Consumer/Mortgage
↑	↓
13.0%	**6.7%**
$80.7 million	**$33.7 million**

Non-Performing Assets

0.85%

Credit quality remains strong.

Deposit Growth

Demand Deposits

11.7%

$55.7 million

Core Deposits

15.5%

$166.0 million

Chemung Canal Today

December 31, 2015

Total Assets	Total Loans	Total Deposits	Total Shareholders' Equity
$1.6 billion	$1.2 billion	$1.4 billion	$137.2 million

Capital Ratios

Ratio	CHMG 12/31/15	FDIC – Well Capitalized (1/1/15)	Final Basel III (1/1/15)	FDIC – Well Capitalized (1/1/19)	Final Basel III w/ Buffer (1/1/19)
Tier I Leverage	7.83%	5.00%	4.00%	5.00%	4.00%
Tier I Capital	11.01%	8.00%	6.00%	8.00%	8.50%
Total Capital	12.26%	10.00%	8.00%	10.00%	10.50%
Common Equity Tier I	11.01%	6.50%	4.50%	6.50%	7.00%

Wealth Management Group

$1.9 billion

Under Management or Administration



Anders Tomson, President & COO

Branch Efficiency


Chemung Canal Trust Company
Chemung Canal Trust Company
Chemung Canal Trust Company
Chemung Canal Trust Company
CHEMUNG CANAL TRUST COMPANY

Banking Channels Have Changed

DIGITAL CHANNELS HAVE CHANGED THE PARADIGM



2010
SOCIAL
2005
MOBILE
2000
ONLINE
PHONE
1990
ATM
1960
DRIVE UP
1930
BANK

Chemung Canal & Capital Bank

Web & Mobile Users



80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0

	March 2013	March 2014	March 2015	December 2015
Mobile Users	2,440	9,768	14,341	16,918
Web Banking Users	23,472	38,538	34,759	32,157
Total Customers	54,215	67,231	65,665	65,022



Consumer channel preferences broken down by banking task
Balance Inquiry
12%
21%
50%
10%
Transfers
30%
8%
50%
Report problem
40%
30%
10%
Investments
49%
34%
Deposits
52%
28%
14%
Advice
54%
22%
14%
Sales
65%
7%
20%
Branch
Call Center
ATM
Online
Mobile
Other way
Source: E&Y © February 2014 The Financial Brand

Universal Banker Model

Aligning retail staffing model to match market trends

Capable of providing a multitude of services to the customer

Designed to meet customers' needs & time restraints in a fast-paced world

Skills & training meet efficiency & competence



Capable
Nimble
Trained
Flexible
Knowledgeable
Respectful
SERVICE
COUNSEL
UNIVERSAL BANKER



WHY WE NEED the universal banker MORE THAN EVER BEFORE
45% decrease in branch transactions
18% decrease in teller productivity
84% increase in salaries & benefits
124% increase in labor cost per transaction
THE AVERAGE COST PER TRANSACTION HAS DOUBLED
$0.48
$1.08

MasterCard® with EMV Chip


CAPITAL BANK
1234 5678 9012 3456
VALID THRU 12/15
JOHN T SMITH
MasterCard


Chemung Canal Trust Company
1234 5678 9012 3456
5135
VALID THRU 12/15
JOHN T SMITH
Debit
MasterCard

Future Interest Rates



Capital Region Headquarters


CAPITAL BANK
A division of Chemung Canal Trust Company
132 STATE STREET
WEALTH MANAGEMENT

Clifton Park Branch Relocation


CAPITAL BANK

Small Business Lending

Banking that Will Give Your Business a Competitive Edge





Ron Bentley, CEO

Long-Time Executives Retired



Congratulations!



Lou DiFabio
Executive Vice President
Business Client Services



Tom Wirth
Executive Vice President,
Wealth Management Group

Congratulations, Retirees!



Debbie Newcomer
Assistant Vice President
27 years of service



Susan Smith
Vice President
43 years of service

Board Retirees



William D. Eggers



Eugene M. Sneeringer Jr.

Welcome, Kevin Tully



Kevin Tully, CPA
Teal, Becker & Chiaramonte



Ron Bentley, CEO



Thank you!

Questions?